SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                    DW BALANCED INCOME FUND
                              30 day Yield as of 1/31/96
                             WITHOUT WAIVER



                                      6
        YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



        WHERE:     a = Dividends and interest earned during the period

                           b = Expenses accrued for the period

                           c = The average daily number of shares outstanding
                               during the period that were entitled to receive dividends

                           d = The maximum offering price per share on the last
                                  day of the period


                                                                        6
        YIELD = 2{ [(( 122,163.30-59,908.76)/2,758,751*11.34)+1] -1}

              =    2.399869%








                          SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                    DW BALANCED INCOME FUND
                                  30 day Yield as of 1/31/96
                                          WITH WAIVER



                                      6
        YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



        WHERE:     a = Dividends and interest earned during the period

                   b = Expenses accrued for the period

                   c = The average daily number of shares outstanding
                       during the period that were entitled to receive dividends

                   d = The maximum offering price per share on the last
                       day of the period



                                                                 6
        YIELD = 2{ [(( 122,163.30-0)/2,758,751*11.34)+1] -1}

              =   4.731921%







              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                        DEAN WITTER BALANCED INCOME FUND

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)

                                   _                              _
                                  |        ----------------------  |
FORMULA:                          |       |                        |
                                  |  /\ n |          EV            |
                t  =              |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                                      EV
               TR  =             ----------  - 1
                                       P

                        t = AVERAGE ANNUAL COMPOUND RETURN
                        n = NUMBER OF YEARS
                       EV = ENDING VALUE
                        P = INITIAL INVESTMENT
                       TR = TOTAL RETURN

                                          (B)                                          (A)
  $1,000               EV AS OF           TOTAL               NUMBER OF           AVERAGE ANNUAL
INVESTED - P           31-Jan-96          RETURN - TR         YEARS - n         COMPOUND RETURN - t
------------           ---------          -----------         ---------         --------------------
 28-Mar-95             $1,169.30            16.93%             0.8460                  NA

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                                  _                              _
                                 |        ----------------------  |
FORMULA:                         |       |                        |
                                 |  /\ n |          EVb           |
               tb =              |    \  |     -------------      |  - 1
                                 |     \ |           P            |
                                 |      \|                        |
                                 |_                              _|

                       tb = AVERAGE ANNUAL COMPOUND RETURN
                            (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                        n = NUMBER OF YEARS
                      EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                            ASSUMED BY FUND MANAGER)
                        P = INITIAL INVESTMENT

                                                       (C)
  $1,000          EVb AS OF      NUMBER OF        AVERAGE ANNUAL           TOTAL
INVESTED - P      31-Jan-96      YEARS - n        COMPOUND RETURN - tb     RETURN - TR
------------      ---------      ---------        --------------------     -----------
 28-Mar-95        $1,151.00       0.8460                NA                    15.10%

(D)       GROWTH OF $10,000
(E)       GROWTH OF $50,000
(F)       GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION

$10,000             TOTAL                (D GROWTH OF               (E) GROWTH OF               (F)   GROWTH OF
INVESTED - P        RETURN - TR          $10,000 INVESTMENT- G      $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
-----------         -----------          ---------------------      ---------------------       -----------------------
 28-Mar-95            16.93                   $11,693                     $58,465                       $116,930